Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2024	2023	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$17,312	$16,939	$373	2.2%
International Package	4,923	4,606	317	6.9%
Supply Chain Solutions	3,066	3,372	(306)	(9.1)%
Total revenue	25,301	24,917	384	1.5%

Operating expenses:
U.S. Domestic Package	15,631	15,491	140	0.9%
International Package	3,904	3,716	188	5.1%
Supply Chain Solutions	2,840	3,233	(393)	(12.2)%
Total operating expenses	22,375	22,440	(65)	(0.3)%

Operating profit:
U.S. Domestic Package	1,681	1,448	233	16.1%
International Package	1,019	890	129	14.5%
Supply Chain Solutions	226	139	87	62.6%
Total operating profit	2,926	2,477	449	18.1%

Other income (expense):
Other pension income (expense)	(598)	(293)	(305)	104.1%
Investment income (expense) and other	28	88	(60)	(68.2)%
Interest expense	(229)	(209)	(20)	9.6%
Total other income (expense)	(799)	(414)	(385)	93.0%

Income before income taxes	2,127	2,063	64	3.1%

Income tax expense	406	458	(52)	(11.4)%

Net income	$1,721	$1,605	$116	7.2%

Net income as a percentage of revenue	6.8%	6.4%

Per share amounts:
Basic earnings per share	$2.02	$1.88	$0.14	7.4%
Diluted earnings per share	$2.01	$1.87	$0.14	7.5%

Weighted-average shares outstanding:
Basic	854	856	(2)	(0.2)%
Diluted	858	858	—	0.0%

Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,754	$1,580	$174	11.0%
International Package	1,062	899	163	18.1%
Supply Chain Solutions	284	308	(24)	(7.8)%
Total operating profit	3,100	2,787	313	11.2%

Total other income (expense)	$(134)	$(55)	$(79)	143.6%
Income before income taxes	$2,966	$2,732	$234	8.6%
Net income	$2,360	$2,117	$243	11.5%

Basic earnings per share	$2.76	$2.47	$0.29	11.7%
Diluted earnings per share	$2.75	$2.47	$0.28	11.3%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Selected Operating Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2024	2023	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,682	$2,654	$28	1.1%
Deferred	1,385	1,602	(217)	(13.5)%
Ground	12,937	12,659	278	2.2%
Cargo and Other	308	24	284	1183.3%
Total U.S. Domestic Package	17,312	16,939	373	2.2%
International Package:
Domestic	887	845	42	5.0%
Export	3,873	3,616	257	7.1%
Cargo and Other	163	145	18	12.4%
Total International Package	4,923	4,606	317	6.9%
Supply Chain Solutions:
Forwarding	826	1,317	(491)	(37.3)%
Logistics	1,799	1,656	143	8.6%
Other	441	399	42	10.5%
Total Supply Chain Solutions	3,066	3,372	(306)	(9.1)%
Consolidated	$25,301	$24,917	$384	1.5%

Consolidated volume (in millions)	1,619	1,630	(11)	(0.7)%

Operating weekdays	62	63	(1)	(1.6)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,863	1,933	(70)	(3.6)%
Deferred	1,209	1,595	(386)	(24.2)%
Ground	19,310	18,921	389	2.1%
Total U.S. Domestic Package	22,382	22,449	(67)	(0.3)%
International Package:
Domestic	1,749	1,653	96	5.8%
Export	1,978	1,771	207	11.7%
Total International Package	3,727	3,424	303	8.8%
Consolidated	26,109	25,873	236	0.9%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$23.22	$21.79	$1.43	6.6%
Deferred	18.48	15.94	2.54	15.9%
Ground	10.81	10.62	0.19	1.8%
Total U.S. Domestic Package	12.25	11.96	0.29	2.4%
International Package:
Domestic	8.18	8.11	0.07	0.9%
Export	31.58	32.41	(0.83)	(2.6)%
Total International Package	20.60	20.68	(0.08)	(0.4)%
Consolidated	$13.44	$13.11	$0.33	2.5%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Detail of Operating Expenses - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2024	2023	Change	% Change
(in millions)
Compensation and benefits	$12,996	$12,904	$92	0.7%
Repairs and maintenance	775	702	73	10.4%
Depreciation and amortization	919	867	52	6.0%
Purchased transportation	3,695	3,814	(119)	(3.1)%
Fuel	1,112	1,282	(170)	(13.3)%
Other occupancy	544	529	15	2.8%
Other expenses	2,334	2,342	(8)	(0.3)%
Total operating expenses	$22,375	$22,440	$(65)	(0.3)%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2024	2023	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$60,376	$60,205	$171	0.3%
International Package	17,960	17,831	129	0.7%
Supply Chain Solutions	12,734	12,922	(188)	(1.5)%
Total revenue	91,070	90,958	112	0.1%

Operating expenses:
U.S. Domestic Package	56,031	55,049	982	1.8%
International Package	14,769	14,600	169	1.2%
Supply Chain Solutions	11,802	12,168	(366)	(3.0)%
Total operating expenses	82,602	81,817	785	1.0%

Operating profit:
U.S. Domestic Package	4,345	5,156	(811)	(15.7)%
International Package	3,191	3,231	(40)	(1.2)%
Supply Chain Solutions	932	754	178	23.6%
Total operating profit	8,468	9,141	(673)	(7.4)%

Other income (expense):
Other pension income (expense)	(396)	(95)	(301)	316.8%
Investment income (expense) and other	236	314	(78)	(24.8)%
Interest expense	(866)	(787)	(79)	10.0%
Total other income (expense)	(1,026)	(568)	(458)	80.6%

Income before income taxes	7,442	8,573	(1,131)	(13.2)%

Income tax expense	1,660	1,865	(205)	(11.0)%

Net income	$5,782	$6,708	$(926)	(13.8)%

Net income as a percentage of revenue	6.3%	7.4%

Per share amounts:
Basic earnings per share	$6.76	$7.81	$(1.05)	(13.4)%
Diluted earnings per share	$6.75	$7.80	$(1.05)	(13.5)%

Weighted-average shares outstanding:
Basic	855	859	(4)	(0.5)%
Diluted	856	860	(4)	(0.5)%

Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$4,516	$5,483	$(967)	(17.6)%
International Package	3,360	3,282	78	2.4%
Supply Chain Solutions	1,018	1,108	(90)	(8.1)%
Total operating profit	8,894	9,873	(979)	(9.9)%

Total other income (expense)	$(355)	$(209)	$(146)	69.9%
Income before income taxes	$8,539	$9,664	$(1,125)	(11.6)%
Net income	$6,615	$7,554	$(939)	(12.4)%

Basic earnings per share	$7.73	$8.80	$(1.07)	(12.2)%
Diluted earnings per share	$7.72	$8.78	$(1.06)	(12.1)%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2024	2023	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$9,703	$9,894	$(191)	(1.9)%
Deferred	4,757	5,093	(336)	(6.6)%
Ground	45,347	44,971	376	0.8%
Cargo and Other	569	247	322	130.4%
Total U.S. Domestic Package	60,376	60,205	171	0.3%
International Package:
Domestic	3,186	3,144	42	1.3%
Export	14,142	14,003	139	1.0%
Cargo and Other	632	684	(52)	(7.6)%
Total International Package	17,960	17,831	129	0.7%
Supply Chain Solutions:
Forwarding	4,728	5,534	(806)	(14.6)%
Logistics	6,437	5,927	510	8.6%
Other	1,569	1,461	108	7.4%
Total Supply Chain Solutions	12,734	12,922	(188)	(1.5)%
Consolidated	$91,070	$90,958	$112	0.1%

Consolidated volume (in millions)	5,672	5,662	10	0.2%

Operating weekdays	253	254	(1)	(0.4)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,651	1,757	(106)	(6.0)%
Deferred	1,058	1,224	(166)	(13.6)%
Ground	16,452	16,049	403	2.5%
Total U.S. Domestic Package	19,161	19,030	131	0.7%
International Package:
Domestic	1,554	1,591	(37)	(2.3)%
Export	1,703	1,669	34	2.0%
Total International Package	3,257	3,260	(3)	(0.1)%
Consolidated	22,418	22,290	128	0.6%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$23.23	$22.17	$1.06	4.8%
Deferred	17.77	16.38	1.39	8.5%
Ground	10.89	11.03	(0.14)	(1.3)%
Total U.S. Domestic Package	12.34	12.40	(0.06)	(0.5)%
International Package:
Domestic	8.10	7.78	0.32	4.1%
Export	32.82	33.03	(0.21)	(0.6)%
Total International Package	21.03	20.71	0.32	1.5%
Consolidated	$13.60	$13.62	$(0.02)	(0.1)%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2024	2023	Change	% Change
(in millions)
Compensation and benefits	$48,093	$47,092	$1,001	2.1%
Repairs and maintenance	2,940	2,828	112	4.0%
Depreciation and amortization	3,609	3,366	243	7.2%
Purchased transportation	13,589	13,640	(51)	(0.4)%
Fuel	4,366	4,775	(409)	(8.6)%
Other occupancy	2,117	2,019	98	4.9%
Other expenses	7,888	8,097	(209)	(2.6)%
Total operating expenses	$82,602	$81,817	$785	1.0%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Consolidated Balance Sheets
December 31, 2024 (unaudited) and December 31, 2023

	December 31, 2024	December 31, 2023
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$6,112	$3,206
Marketable securities	206	2,866
Accounts receivable	11,007	11,342
Less: Allowance for credit losses	(136)	(126)
Accounts receivable, net	10,871	11,216
Other current assets	2,121	2,125
Total Current Assets	19,310	19,413
Property, Plant and Equipment, Net	37,179	36,945
Operating Lease Right-Of-Use Assets	4,149	4,308
Goodwill	4,300	4,872
Intangible Assets, Net	3,064	3,305
Deferred Income Tax Assets	112	126
Other Non-Current Assets	1,956	1,888
Total Assets	$70,070	$70,857

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$1,838	$3,348
Current maturities of operating leases	733	709
Accounts payable	6,302	6,340
Accrued wages and withholdings	3,655	3,224
Self-insurance reserves	1,086	1,320
Accrued group welfare and retirement plan contributions	1,390	1,479
Other current liabilities	1,437	1,256
Total Current Liabilities	16,441	17,676
Long-Term Debt and Finance Leases	19,446	18,916
Non-Current Operating Leases	3,635	3,756
Pension and Postretirement Benefit Obligations	6,859	6,159
Deferred Income Tax Liabilities	3,595	3,772
Other Non-Current Liabilities	3,351	3,264

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	136	—
Retained earnings	20,882	21,055
Accumulated other comprehensive loss	(4,309)	(3,758)
Deferred compensation obligations	7	9
Less: Treasury stock	(7)	(9)
Total Equity for Controlling Interests	16,718	17,306
Noncontrolling interests	25	8
Total Shareowners' Equity	16,743	17,314
Total Liabilities and Shareowners' Equity	$70,070	$70,857

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Twelve Months Ended
	December 31
	2024	2023
Cash Flows From Operating Activities:
Net income	$5,782	$6,708
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	3,609	3,366
Pension and postretirement benefit expense	1,698	1,330
Pension and postretirement benefit contributions	(1,524)	(1,393)
Self-insurance reserves	44	57
Deferred tax (benefit) expense	(15)	199
Stock compensation expense	24	220
Other (gains) losses	262	265
Changes in assets and liabilities, net of effects of business acquisitions and dispositions:
Accounts receivable	(566)	1,256
Other assets	70	87
Accounts payable	262	(1,377)
Accrued wages and withholdings	501	(296)
Other liabilities	(11)	(42)
Other operating activities	(14)	(142)
Net cash from operating activities	10,122	10,238

Cash Flows From Investing Activities:
Capital expenditures	(3,909)	(5,158)
Proceeds from disposal of businesses, property, plant and equipment	1,115	193
Purchases of marketable securities	(76)	(3,521)
Sales and maturities of marketable securities	2,748	2,701
Acquisitions, net of cash acquired	(71)	(1,329)
Other investing activities	(24)	(19)
Net cash from (used in) investing activities	(217)	(7,133)

Cash Flows From Financing Activities:
Net change in short-term debt	(1,272)	1,272
Proceeds from long-term borrowings	2,785	3,429
Repayments of long-term borrowings	(2,487)	(2,429)
Purchases of common stock	(500)	(2,250)
Issuances of common stock	232	248
Dividends	(5,399)	(5,372)
Other financing activities	(209)	(432)
Net cash used in financing activities	(6,850)	(5,534)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(149)	33

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	2,906	(2,396)

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	3,206	5,602
End of period	$6,112	$3,206
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Twelve Months Ended
	December 31
	2024	2023
Cash flows from operating activities	$10,122	$10,238
Capital expenditures	(3,909)	(5,158)
Proceeds from disposals of property, plant and equipment	113	193
Other investing activities	(24)	(19)
Free Cash Flow (Non-GAAP measure)	$6,302	$5,254
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of Non-GAAP Adjusted Debt to Non-GAAP Adjusted EBITDA
(unaudited)

	TTM (1) Ended
(amounts in millions)	December 31,
	2024	2023
Net Income	$5,782	$6,708
Add Back:
Income Tax Expense	1,660	1,865
Interest Expense	866	787
Depreciation and Amortization	3,609	3,366
Non-GAAP EBITDA	11,917	12,726
Add back (deduct):
Transformation Strategy Costs	322	435
Gain on Divestiture of Coyote	(156)	—
One-Time Payment for International Regulatory Matter	88	—
Goodwill and Asset Impairment Charges	108	236
One-Time Compensation Payment	—	61
Expense for Regulatory Matter	45	—
Defined Benefit Plan (Gains) and Losses	665	359
Investment Income and Other Pension Income	(505)	(578)
Multiemployer Pension Plan Withdrawal	19	—
Non-GAAP Adjusted EBITDA	$12,503	$13,239

Debt and Finance Leases, Including Current Maturities	$21,284	$22,264
Add Back:
Non-Current Pension and Postretirement Benefit Obligations	6,859	6,159
Non-GAAP Adjusted Total Debt	$28,143	$28,423

Non-GAAP Adjusted Total Debt/Net Income	4.87	4.24

Non-GAAP Adjusted Total Debt/Non-GAAP Adjusted EBITDA	2.25	2.15

(1) Trailing Twelve Months

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of Non-GAAP Adjusted Return on Invested Capital
(unaudited)

	TTM (1) Ended
(amounts in millions)	December 31,
	2024	2023
Net Income	$5,782	$6,708
Add Back (Deduct):
Income Tax Expense	1,660	1,865
Interest Expense	866	787
Other Pension (Income) Expense	396	95
Investment (Income) Expense and Other	(236)	(314)
Operating Profit	$8,468	$9,141
Transformation Strategy Costs	322	435
Gain on Divestiture of Coyote	(156)	—
One-Time International Regulatory Matter	88	—
Goodwill and Asset Impairment Charges	108	236
Expense for Regulatory Matter	45	—
Multiemployer Pension Plan Withdrawal	19	—
One-Time Compensation	—	61
Non-GAAP Adjusted Operating Profit	$8,894	$9,873

Average Debt and Finance Leases, Including Current Maturities	$21,774	$20,963
Average Pension and Postretirement Benefit Obligations	6,509	5,483
Average Shareowners' Equity	17,029	18,558
Average Invested Capital	$45,312	$45,004

Non-GAAP Measure: Net Income to Average Invested Capital	12.8%	14.9%

Non-GAAP Adjusted Return on Invested Capital	19.6%	21.9%

(1) Trailing twelve months

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
December 31
(amounts in millions)	2024	2023		2024	2023
Operating Profit (GAAP)	$2,926	$2,477	Operating Margin (GAAP)	11.6%	9.9%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 1.0	—	3	Transformation 1.0	—%	—%

Transformation 2.0			Transformation 2.0
Business portfolio review	—	53	Business portfolio review	—%	0.3%
Financial systems	13	6	Financial systems	0.1%	—%
Other initiatives	—	1	Other initiatives	—%	—%
Transformation 2.0 total	13	60	Transformation 2.0 total	0.1%	0.3%

Fit to Serve	47	136	Fit to Serve	0.2%	0.5%

Network Redesign and Efficiency Reimagined	35	—	Network Redesign and Efficiency Reimagined	0.1%	—%

Total Transformation Strategy Costs	95	199	Total Transformation Strategy Costs	0.4%	0.8%
Goodwill and Asset Impairment Charges (1) (2)	60	111	Goodwill and Asset Impairment Charges (1) (2)	0.2%	0.5%
Multiemployer Pension Plan Withdrawal (3)	19	—	Multiemployer Pension Plan Withdrawal (3)	0.1%	—%

Non-GAAP Adjusted Operating Profit	$3,100	$2,787	Non-GAAP Adjusted Operating Margin	12.3%	11.2%

(amounts in millions)	2024	2023
Other Income (Expense) (GAAP)	$(799)	$(414)

Pension Adjustment (4)	665	359

Non-GAAP Adjusted Other Income (Expense)	$(134)	$(55)

(1) Reflects pre-tax impairment charges of $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.
(2) Reflects a pre-tax indefinite-lived intangible asset impairment charge of $111 million within Supply Chain Solutions in 2023.
(3) Reflects a pre-tax one-time charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(4) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
December 31
(amounts in millions)	2024	2023
Income Tax Expense (GAAP)	$406	$458

Transformation Strategy Costs:
Transformation 1.0	—	1

Transformation 2.0
Business portfolio review	—	8
Financial systems	3	2
Other initiatives	—	1
Transformation 2.0 total	3	11

Fit to Serve	11	33

Network Redesign and Efficiency Reimagined	8	—

Total Transformation Strategy Costs	22	45
Goodwill and Asset Impairment Charges (1) (2)	14	27
Multiemployer Pension Plan Withdrawal (3)	5	—
Pension Adjustment (4)	159	85

Non-GAAP Adjusted Income Tax Expense	$606	$615

(1) Reflects the tax effect of a pre-tax impairment charges of $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.
(2) Reflects the tax effect of a pre-tax indefinite-lived intangible asset impairment charge of $111 million within Supply Chain Solutions in 2023.
(3) Reflects the tax effect of a pre-tax one-time charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(4) Reflects the tax effect of a net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
December 31
(amounts in millions)	2024	2023		2024	2023
Net Income (GAAP)	$1,721	$1,605	Diluted Earnings Per Share (GAAP)	$2.01	$1.87

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 1.0	—	2	Transformation 1.0	—	—

Transformation 2.0			Transformation 2.0
Business portfolio review	—	45	Business portfolio review	—	0.05
Financial systems	10	4	Financial systems	0.01	—
Other initiatives	—	—	Other initiatives	—	—
Transformation 2.0 total	10	49	Transformation 2.0 total	0.01	0.05

Fit to Serve	36	103	Fit to Serve	0.04	0.13

Network Redesign and Efficiency Reimagined	27	—	Network Redesign and Efficiency Reimagined	0.03	—

Total Transformation Strategy Costs	73	154	Total Transformation Strategy Costs	0.08	0.18
Goodwill and Asset Impairment Charges (1) (2)	46	84	Goodwill and Asset Impairment Charges (1) (2)	0.05	0.10
Multiemployer Pension Plan Withdrawal (3)	14	—	Multiemployer Pension Plan Withdrawal (3)	0.02	—
Pension Adjustment (4)	506	274	Pension Adjustment (4)	0.59	0.32

Non-GAAP Adjusted Net Income	$2,360	$2,117	Non-GAAP Adjusted Diluted Earnings Per Share	$2.75	$2.47

(1) Reflects pre-tax impairment charges of $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.
(2) Reflects a pre-tax indefinite-lived intangible asset impairment charge of $111 million within Supply Chain Solutions in 2023.
(3) Reflects a pre-tax one-time charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(4) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Three Months Ended
December 31
	2024	2023		2024	2023		2024	2023
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$15,631	$15,491	0.9%	$1,681	$1,448	16.1%	9.7%	8.5%

Adjusted for:
Transformation Strategy Costs	(54)	(132)	(59.1)%	54	132	(59.1)%	0.3%	0.8%
Multiemployer Pension Plan Withdrawal	(19)	—	N/A	19	—	N/A	0.1%	—%

Non-GAAP Adjusted Measure	$15,558	$15,359	1.3%	$1,754	$1,580	11.0%	10.1%	9.3%

	2024	2023		2024	2023		2024	2023
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$3,904	$3,716	5.1%	$1,019	$890	14.5%	20.7%	19.3%

Adjusted for:
Transformation Strategy Costs	(43)	(9)	377.8%	43	9	377.8%	0.9%	0.2%

Non-GAAP Adjusted Measure	$3,861	$3,707	4.2%	$1,062	$899	18.1%	21.6%	19.5%

	2024	2023		2024	2023		2024	2023
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$2,840	$3,233	(12.2)%	$226	$139	62.6%	7.4%	4.1%

Adjusted for:
Transformation Strategy Costs	2	(58)	N/A	(2)	58	N/A	(0.1)%	1.7%
Goodwill and Asset Impairment Charges	(60)	(111)	(45.9)%	60	111	(45.9)%	2.0%	3.3%

Non-GAAP Adjusted Measure	$2,782	$3,064	(9.2)%	$284	$308	(7.8)%	9.3%	9.1%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Three Months Ended
	December 31
	2024	2023	% Change
Operating Days	62	63
Average Daily U.S. Domestic Package Volume (in thousands)	22,382	22,449
U.S. Domestic Package Cost Per Piece (GAAP)	$11.00	$10.94	0.5%

Transformation Strategy Costs	(0.04)	(0.09)	(55.6)%
Multiemployer Pension Plan Withdrawal	(0.01)	—	N/A

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$10.95	$10.85	0.9%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Twelve Months Ended
December 31
(amounts in millions)	2024	2023		2024	2023
Operating Profit (GAAP)	$8,468	$9,141	Operating Margin (GAAP)	9.3%	10.0%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 1.0	—	13	Transformation 1.0	—%	—%

Transformation 2.0			Transformation 2.0
Spans and layers	—	86	Spans and layers	—%	0.2%
Business portfolio review	29	84	Business portfolio review	—%	0.1%
Financial systems	54	36	Financial systems	0.1%	—%
Other initiatives	—	4	Other initiatives	—%	—%
Transformation 2.0 total	83	210	Transformation 2.0 total	0.1%	0.3%

Fit to Serve	204	212	Fit to Serve	0.3%	0.2%

Network Redesign and Efficiency Reimagined	35	—	Network Redesign and Efficiency Reimagined	—%	—%

Total Transformation Strategy Costs	322	435	Total Transformation Strategy Costs	0.4%	0.5%
Gain on Divestiture of Coyote (1)	(156)	—	Gain on Divestiture of Coyote (1)	(0.2)%	—%
One-Time Payment for Int'l Regulatory Matter (2)	88	—	One-Time Payment for Int'l Regulatory Matter (2)	0.1%	—%
Goodwill and Asset Impairment Charges (3) (4)	108	236	Goodwill and Asset Impairment Charges (3) (4)	0.2%	0.3%
One-Time Compensation (5)	—	61	One-Time Compensation (5)	—%	0.1%
Expense for Regulatory Matter (6)	45	—	Expense for Regulatory Matter (6)	—%	—%
Multiemployer Pension Plan Withdrawal (7)	19	—	Multiemployer Pension Plan Withdrawal (7)	—%	—%

Non-GAAP Adjusted Operating Profit	$8,894	$9,873	Non-GAAP Adjusted Operating Margin	9.8%	10.9%

(amounts in millions)	2024	2023
Other Income (Expense) (GAAP)	$(1,026)	$(568)

One-Time Payment for Int'l Regulatory Matter (2)	6	—
Pension Adjustment (8)	665	359

Non-GAAP Adjusted Other Income (Expense)	$(355)	$(209)

(1) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(2) Reflects a pre-tax one-time payment for an international regulatory matter and related interest of $94 million.
(3) Reflects pre-tax impairment charges of $41 million for acquired trade names, $7 million for software licenses and $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.
(4) Reflects pre-tax impairment charges of $125 and $111 million in respect of goodwill and an indefinite-lived intangible asset, respectively within Supply Chain Solutions in 2023.
(5) Represents a one-time payment of $61 million to certain U.S.-based non-union part-time supervisors.
(6) Reflects the settlement of a regulatory matter.
(7) Reflects a pre-tax charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(8) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Twelve Months Ended
December 31
(amounts in millions)	2024	2023
Income Tax Expense (GAAP)	$1,660	$1,865

Transformation Strategy Costs:
Transformation 1.0	—	3

Transformation 2.0
Spans and layers	—	21
Business portfolio review	7	15
Financial systems	13	10
Other initiatives	—	1
Transformation 2.0 total	20	47

Fit to Serve	49	52

Network Redesign and Efficiency Reimagined	8	—

Total Transformation Strategy Costs	77	102
Gain on Divestiture of Coyote (1)	(4)	—
One-Time Payment for Int'l Regulatory Matter (2)	—	—
Goodwill and Asset Impairment Charges (3) (4)	27	43
One-Time Compensation (5)	—	15
Expense for Regulatory Matter (6)	—	—
Multiemployer Pension Plan Withdrawal (7)	5	—
Pension Adjustment (8)	159	85

Non-GAAP Adjusted Income Tax Expense	$1,924	$2,110

(1) Represents the tax effect of a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(2) Reflects the tax effect of a pre-tax one-time payment for an international regulatory matter and related interest of $94 million.
(3) Reflects the tax effect of pre-tax impairment charges of $41 million for acquired trade names, $7 million for software licenses and $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.
(4) Reflects the tax effect of pre-tax impairment charges of $125 and $111 million in respect of goodwill and an indefinite-lived intangible asset, respectively within Supply Chain Solutions in 2023.
(5) Represents the tax effect of a one-time payment of $61 million to certain U.S.-based non-union part-time supervisors.
(6) Reflects the tax effect of the settlement of a regulatory matter.
(7) Reflects the tax effect of a pre-tax charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(8) Reflects the tax effect of a net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Twelve Months Ended
December 31
(amounts in millions)	2024	2023		2024	2023
Net Income (GAAP)	$5,782	$6,708	Diluted Earnings Per Share (GAAP)	$6.75	$7.80

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 1.0	—	10	Transformation 1.0	—	0.01

Transformation 2.0			Transformation 2.0
Spans and layers	—	65	Spans and layers	—	0.08
Business portfolio review	22	69	Business portfolio review	0.03	0.08
Financial systems	41	26	Financial systems	0.05	0.03
Other initiatives	—	3	Other initiatives	—	—
Transformation 2.0 total	63	163	Transformation 2.0 total	0.08	0.19

Fit to Serve	155	160	Fit to Serve	0.18	0.19

Network Redesign and Efficiency Reimagined	27	—	Network Redesign and Efficiency Reimagined	0.03	—

Total Transformation Strategy Costs	245	333	Total Transformation Strategy Costs	0.29	0.39
Gain on Divestiture of Coyote (1)	(152)	—	Gain on Divestiture of Coyote (1)	(0.18)	—
One-Time Payment for Int'l Regulatory Matter (2)	94	—	One-Time Payment for Int'l Regulatory Matter (2)	0.11	—
Goodwill and Asset Impairment Charges (3) (4)	81	193	Goodwill and Asset Impairment Charges (3) (4)	0.09	0.22
One-Time Compensation (5)	—	46	One-Time Compensation (5)	—	0.05
Expense for Regulatory Matter (6)	45	—	Expense for Regulatory Matter (6)	0.05	—
Multiemployer Pension Plan Withdrawal (7)	14	—	Multiemployer Pension Plan Withdrawal (7)	0.02	—
Pension Adjustment (8)	506	274	Pension Adjustment (8)	0.59	0.32

Non-GAAP Adjusted Net Income	$6,615	$7,554	Non-GAAP Adjusted Diluted Earnings Per Share	$7.72	$8.78

(1) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(2) Reflects a pre-tax one-time payment for an international regulatory matter and related interest of $94 million.
(3) Reflects pre-tax impairment charges of $41 million for acquired trade names, $7 million for software licenses and $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.
(4) Reflects pre-tax impairment charges of $125 and $111 million in respect of goodwill and an indefinite-lived intangible asset, respectively within Supply Chain Solutions in 2023.
(5) Represents a one-time payment of $61 million to certain U.S.-based non-union part-time supervisors.
(6) Reflects the settlement of a regulatory matter.
(7) Reflects a pre-tax charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(8) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Twelve Months Ended
December 31
	2024	2023		2024	2023		2024	2023
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$56,031	$55,049	1.8%	$4,345	$5,156	(15.7)%	7.2%	8.6%

Adjusted for:
Transformation Strategy Costs	(147)	(266)	(44.7)%	147	266	(44.7)%	0.3%	0.4%
Goodwill and Asset Impairment Charges	(5)	—	N/A	5	—	N/A	—%	—%
One-Time Compensation	—	(61)	(100.0)%	—	61	(100.0)%	—%	0.1%
Multiemployer Pension Plan Withdrawal	(19)	—	N/A	19	—	N/A	—%	—%

Non-GAAP Adjusted Measure	$55,860	$54,722	2.1%	$4,516	$5,483	(17.6)%	7.5%	9.1%

	2024	2023		2024	2023		2024	2023
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$14,769	$14,600	1.2%	$3,191	$3,231	(1.2)%	17.8%	18.1%

Adjusted for:
Transformation Strategy Costs	(79)	(51)	54.9%	79	51	54.9%	0.4%	0.3%
One-Time Payment for Int'l Regulatory Matter	(88)	—	N/A	88	—	N/A	0.5%	—%
Asset Impairment Charges	(2)	—	N/A	2	—	N/A	—%	—%

Non-GAAP Adjusted Measure	$14,600	$14,549	0.4%	$3,360	$3,282	2.4%	18.7%	18.4%

	2024	2023		2024	2023		2024	2023
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$11,802	$12,168	(3.0)%	$932	$754	23.6%	7.3%	5.8%

Adjusted for:
Transformation Strategy Costs	(96)	(118)	(18.6)%	96	118	(18.6)%	0.8%	0.9%
Gain on Divestiture of Coyote	156	—	N/A	(156)	—	N/A	(1.2)%	—%
Goodwill and Asset Impairment Charges	(101)	(236)	(57.2)%	101	236	(57.2)%	0.7%	1.9%
Expense for Regulatory Matter	(45)	—	N/A	45	—	N/A	0.4%	—%

Non-GAAP Adjusted Measure	$11,716	$11,814	(0.8)%	$1,018	$1,108	(8.1)%	8.0%	8.6%

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Twelve Months Ended
	December 31
	2024	2023	% Change
Operating Days	253	254
Average Daily U.S. Domestic Package Volume (in thousands)	19,161	19,030
U.S. Domestic Package Cost Per Piece (GAAP)	$11.42	$11.35	0.6%

Transformation Strategy Costs	(0.04)	(0.05)	(20.0)%
One-Time Compensation	—	(0.01)	(100.0)%
Multiemployer Pension Plan Withdrawal	—	—	N/A

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$11.38	$11.29	0.8%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..

United Parcel Service, Inc.
Aircraft Fleet - As of December 31, 2024
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	82	—	25	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	29	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	30	—	—	—
Other	—	243	—	—
Total	291	243	25	—

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo volume to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers..